Benchmark Electronics Financial Results April 29, 2025

Forward-Looking 2025 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, expressed or implied, concerning the Company’s outlook and guidance for second quarter and fiscal year 2025 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, award of any tax incentives and capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Today’s Speakers Bryan Schumaker EVP and CFO Jeff Benck President and CEO

First Quarter Results GAAP AND NON-GAAP REVENUE $632M NON-GAAP GROSS MARGIN 10.1% NON-GAAP EPS $0.52 NON-GAAP OPERATING MARGIN 4.6% HIGHLIGHTS Sixth consecutive quarter of greater than 10% gross margin Semi-Cap up 18% year-over-year aided by market share gain A&D up 15% year-over-year on strength in Defense Generated $27 million in Free Cash Flow * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Quarter Takeaways Strategic focus continues to drive results Sector focus and mix continues to support >10% gross margin Led by year-on-year growth in Semi-Cap and A&D Adjusting to dynamic tariff environment Customers evaluating supply chains due to tariff implications Actively working with customers to navigate dynamic environment Cash Flow discipline remains at the forefront Generated $27 million in free cash flow in the quarter and >$140M over the last 12 months $80 million net cash positive Global footprint is key We have 36% of our manufacturing base in the U.S. and over 55% in the Americas Flexible to support evolving customer requirements

Financial Highlights (Non-GAAP) THREE MONTHS ENDED March 31 2024 THREE MONTHS ENDED December 31 2024 THREE MONTHS ENDED March 31 2025 ($ MILLIONS) Revenue $676 $657 $632 Gross Margin 10.0% 10.4% 10.1% Operating Margin 4.9% 5.1% 4.6% Effective Tax Rate 24.3% 22.4% 25.0% EPS $0.55 $0.61 $0.52

First Quarter 2025 Sector Performance 16% 32% 19% 11% 22% $632 MILLION Semi-Conductor Capital Equipment Advanced Computing & Communications Industrial Sales $MM Q/Q $195 $122 $74 -2% +4% -12% -12% Medical Aerospace & Defense $104 $137 -2%

Trended Non-GAAP Results (Dollars in Millions, except EPS)

Balance Sheet and Cash Flow Update Debt Structure (In Millions) Q1-25 Senior Secured Term Loan $121 Revolving Credit Facility Drawn Amount $155 Borrowing Capacity Available under Revolver $391 Leverage Ratio (2) 0.6x (In Millions) Q1-24 Q4-24 Q1-25 Cash Flows from Operations $48 $46 $32 Free Cash Flow (1) $43 $37 $27 Share Repurchases $0 $0 $8 Cash $296 $328 $355 (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex (2) Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, is a non-GAAP measure Eighth consecutive quarter of positive Free Cash Flow Strong balance sheet and leverage ratio Continued to support the quarterly dividend which was $6.1 million in the quarter Buyback intention is to offset annual dilution

Working Capital Trends Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Accounts Receivable Days 56 51 51 57 53 Contract Asset Days 24 25 26 23 25 Inventory Days 94 90 89 85 89 Accounts Payable Days (52) (52) (54) (54) (61) Advance Payments from Customers Days (28) (24) (22) (22) (20) Cash Conversion Cycle Days 94 90 90 89 86

Second Quarter 2025 Guidance Q2-25E Net Sales $615 to $665M Gross Margin – non-GAAP 10.2% to 10.4% Operating Margin – non-GAAP 4.8% to 4.9% Interest and Other Expenses, Net ~$4.2M Non-operating Expenses $4.7 to $4.9M Stock-Based Compensation Expense ~$5.3M Effective Tax Rate 24% to 26% Diluted EPS – GAAP $0.31 to $0.37 Diluted EPS – non-GAAP $0.52 to $0.58 Diluted Weighted-Average Shares ~36.7M

Sector Outlook Semi-Cap Industrial Experienced strong growth year-on-year supported by new program ramps Continue to gain share in next gen platforms which supports Y/Y growth Broke ground on new building in Penang Continued strength in Defense, commercial air moderating Dept of Homeland Security program underway Expect Q/Q growth throughout 2025 Holding share in medical with strong new program bookings in the quarter Anticipating gradual recovery as new programs ramp and channel inventory normalizes HPC platform transition driving more pronounced downturn Working to leverage water cooled capability in other segments New 5G Comms program ramping in 2H:25 Good bookings momentum in the quarter Test and measurement subsector softer than anticipated Advanced Computing & Communications Medical Aerospace & Defense

Summary Manage demand volatility from tariffs while protecting profitability Continue to deliver >10% non-GAAP gross margin Partnering with customers to navigate supply-chain strategies to optimize for dynamic environment Drive Free Cash Flow Delivered $27M in Free Cash Flow Generated over $140M of Free Cash Flow over the last 12 months Return capital to investors Continue to support quarterly dividend Continued share repurchase activity

Appendix

APPENDIX 1 – Reconciliation of GAAP to non-GAAP (Dollars in thousands, except per share data – Unaudited)